SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF THE LISTED FUND

DWS Diversified Market Neutral Fund

The fund has been notified by Pyramis Global Advisors, LLC (Pyramis) that Pyramis no longer intends to manage a global market neutral strategy and therefore, will resign as a subadvisor to the fund effective on or about July 1, 2014. Effective on or about July 1, 2014, all references to Pyramis in the fund’s summary prospectus are hereby deleted.

Effective on or about June 1, 2014, the following changes become effective:

The fund’s Board of Trustees has approved the appointment of GAM International Management Limited (GAM) as sub-advisor to the fund and the sub-advisory agreement between the Advisor and GAM with respect to the fund. GAM is expected to assume the day-to-day management of a portion of the fund’s assets on or about June 1, 2014.

The changes noted below are effective as of the date GAM assumes day-to-day management of a portion of the fund’s assets.

The following disclosure is added to the “Main investments” sub-section under the “PRINCIPAL INVESTMENT STRATEGY” section contained within the fund’s summary prospectus.

The fund may also invest in US government securities, US dollar denominated fixed income securities and cash equivalent securities.

The following replaces similar disclosure in the “Management process” sub-section under the “PRINCIPAL INVESTMENT STRATEGY” section contained within the fund’s summary prospectus.

Management process. The Advisor provides or oversees the provision of all investment advisory and portfolio management services for the fund. The fund’s different investment management teams, including subadvisors, select individual portfolio securities and investments for the assets assigned to them. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend to the Board the hiring, termination and replacement of any subadvisors. The Advisor currently allocates the fund’s assets among different investment management teams, including the fund’s subadvisors, that employ different market neutral strategies. Each investment management team will employ different market neutral investment strategies when managing the assets of the fund allocated to it.

In selecting investment management teams, the Advisor seeks to identify investment management teams that, based on their investment strategies and historical performance, have the potential, in the opinion of the Advisor, to perform independently of each other and achieve low correlation to, and lower volatility than the markets. When determining how to allocate assets of the fund among the investment management teams, the Advisor will consider a variety of factors, including the investment strategy, the investment sub-strategy and expected return potential, and the manner in which the investment management teams’ historical and expected investment returns correlate with each other. In addition, additional guidelines will also be employed and monitored by the Advisor to ensure each investment management team’s compliance with its stated mandate and risk framework.

May 19, 2014 PROSTKR-380

The following disclosure is added to the “PRINCIPAL INVESTMENT STRATEGY” section contained within the fund’s summary prospectus.

GAM’S Market Neutral Strategy: The strategy is a market neutral European equity strategy that aims to achieve positive absolute returns irrespective of the market environment. The strategy invests primarily in equities and equity-related securities of European companies. In managing the strategy, portfolio management seeks market and sector neutrality by using pair trades, which is a long position in a stock portfolio management believes will increase in value while simultaneously holding a short position in a stock portfolio management believes will decrease in value in the same sector. Portfolio management connects each long/short pair trade decision to a particular profit-taking and stop-loss trigger target. Once a trigger threshold is reached, a strategy check is made and if the relevant factors have not changed, the long position is sold and the short position is closed out. Any portion of the strategy’s assets not invested in long/short pair trades will generally be invested in US government securities, US dollar denominated fixed income securities and cash equivalent securities.

In implementing the strategy, portfolio management generally may use forward currency contracts.

The following disclosure is added to the “MAIN RISKS” sections contained within the fund’s summary prospectus.

Credit risk. The fund’s performance could be hurt if an issuer of a security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or inability to meet a financial obligation.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

The following disclosure is added to the “MANAGEMENT” section contained within the fund’s summary prospectus.

Subadvisor

GAM International Management Limited

Andy Kastner, CFA, Portfolio Manager, GAM. Lead Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Oliver Maslowski, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Guido Marveggio, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Désirée Müller, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Laurence Kubli, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Matthias Wildhaber, Portfolio Manager, GAM. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

May 19, 2014 PROSTKR-380
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